Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2025
Premises and Equipment
Summary of premises and equipment
(Dollars in thousands)
	2025	2024

Land	$4,438	4,365
Buildings and improvements	18,671	18,602
Furniture and equipment	22,710	21,600
Construction in process	-	103

Total premises and equipment	45,819	44,670

Less accumulated depreciation	(31,657)	(29,823)

Total net premises and equipment	$14,162	14,847